RESERVE TRUST AGREEMENT


                                   Dated as of

                                December 31, 2004

                       SCOTTISH RE LIFE (BERMUDA) LIMITED
                                   as Grantor

                                       and

                  SECURITY LIFE OF DENVER INTERNATIONAL LIMITED
                                 as Beneficiary


                                       and

                              THE BANK OF NEW YORK

                                   as Trustee

                                       and

                              THE BANK OF NEW YORK

                           as Securities Intermediary



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                                TABLE OF CONTENTS


                                                                            Page

Section 1.   Deposit of Assets to the Reserve Trust Account....................1
Section 2.   Withdrawal of Assets from the Reserve Trust Account...............4
Section 3.   Procedure for Withdrawals of Assets; Certain Covenants............5
Section 4.   Redemption, Investment and Substitution of Assets.................5
Section 5.   The Income Account................................................6
Section 6.   Right to Vote Assets..............................................6
Section 7.   Additional Rights and Duties of the Trustee.......................7
Section 8.   The Trustee's Compensation, Expenses and Indemnification.........10
Section 9.   Resignation of the Trustee.......................................11
Section 10.  Termination of the Reserve Trust Account.........................12
Section 11.  Definitions......................................................12
Section 12.  Governing Law....................................................14
Section 13.  Successors and Assigns...........................................14
Section 14.  Severability.....................................................14
Section 15.  Entire Agreement.................................................14
Section 16.  Amendments.......................................................15
Section 17.  Notices, etc.....................................................15
Section 18.  Headings.........................................................16
Section 19.  Counterparts.....................................................16

EXHIBITS
--------

A - Investment Guidelines



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                             RESERVE TRUST AGREEMENT


          THIS RESERVE TRUST AGREEMENT, dated as of December 31, 2004 (this "Agreement"), by and among Scottish Re Life (Bermuda) Limited, a Bermuda-domiciled life insurance company (hereinafter the "Grantor"), Security Life of Denver International Limited, a Bermuda-domiciled life insurance company (such insurer and its successors by operation of law, including, without limitation, any liquidator, rehabilitator, receiver or conservator thereof, being hereinafter referred to as the "Beneficiary"), The Bank of New York, a New York banking corporation as trustee and as secured party, for the benefit of the Beneficiary (such bank, in its capacity as trustee, being referred to as the "Trustee"), and The Bank of New York, a New York banking corporation as trustee and as secured party, for the benefit of the Beneficiary (such bank, in its capacity as securities intermediary, being referred to as the "Securities Intermediary").

                                    RECITALS

          WHEREAS, the Grantor desires to establish with the Trustee a trust account (the "Reserve Trust Account") and transfer to the Trustee for deposit in the Reserve Trust Account cash and other Assets (as hereinafter defined) to be made subject to this Agreement in order to secure payments of certain amounts at any time and from time to time owing by Grantor to the Beneficiary; and

          WHEREAS, the Trustee has agreed to act as Trustee hereunder and, in accordance with the terms hereof, to hold cash or other Assets in trust in the Reserve Trust Account on the terms herein set forth; and

          WHEREAS, this Agreement is made for the sole use and benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account.

          NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Deposit of Assets to the Reserve Trust Account.

          (a) Concurrently with the execution and delivery of this Agreement, the Grantor hereby establishes a Reserve Trust Account, and the Trustee hereby accepts the Reserve Trust Account herein created and declared upon the terms provided herein and shall administer the Reserve Trust Account as Trustee, and with respect to the security interest granted in Section 1(f) hereof, as secured party for the exclusive use and benefit of the Beneficiary. The Grantor shall establish and the Trustee shall maintain the Reserve Trust Account as a securities account at The Bank of New York as Securities


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Intermediary with regard to the Reserve Trust Account. The Trustee shall be the entitlement holder with respect to the Reserve Trust Account. The Reserve Trust Account is established for the exclusive use and benefit of the Beneficiary and shall be subject to withdrawal by the Beneficiary at any time, as provided herein. The Trustee and its lawfully appointed successors are authorized and shall have power to receive such cash and Eligible Assets as the Grantor transfers to or vest in the Trustee or places under the Trustee's possession and control, and to hold, invest, reinvest, manage and dispose of the same for the uses and purposes and in the manner and according to the provisions hereinafter set forth. All such trusteed Eligible Assets at all times shall be maintained as a trust account, separate and distinct from all other assets of the Trustee, and shall be continuously maintained by the Trustee.

          (b) The Grantor shall transfer to the Trustee, for deposit to the Reserve Trust Account cash (United States legal tender) and Eligible Assets as it may from time to time be required to deposit by this Agreement or otherwise (all such Eligible Assets actually received in the Reserve Trust Account and proceeds thereof as well as amounts transferred under Sections 3 and 4 and reinvestments thereof are "Assets").

          (c) The Grantor hereby represents, warrants and covenants (i) that any Assets transferred by the Grantor to the Trustee for deposit to the Reserve Trust Account will be in such form that the Beneficiary and the Trustee, upon written direction by the Beneficiary, may freely and unconditionally negotiate any such Assets without notice to the Grantor or consent or signature from the Grantor to any Person; and (ii) that all Assets transferred by the Grantor to the Trustee for deposit to the Reserve Trust Account will consist only of Eligible Assets. Prior to depositing Eligible Assets into the Reserve Trust Account, the Grantor shall, as necessary, execute any assignments, endorsements in blank or such other documents required to transfer legal title of Eligible Assets requiring such to the Trustee.

          (d) All Assets in the Reserve Trust Account shall be valued at their current fair market value in U.S. dollars as determined by the Trustee in its sole discretion exercised in a reasonable manner as described below. Within ten
(10) Business Days after the end of each month the Trustee shall send to the Beneficiary and the Grantor a written report regarding the valuation of the Assets at the end of such month (the "Valuation Report"). Each Valuation Report shall include a fair market value valuation of all Assets in the Trust Account in accordance with the asset prices provided by the market makers or such other appropriate independent sources of valuation as recommended in writing to the Trustee by the Grantor's investment manager or, in their absence, by an independent nationally recognized pricing service to which the Trustee subscribes in the normal conduct of its business (e.g., Interactive Data, Merrill Lynch, Bloomberg, Lehman Brothers, etc.). Subject to the Trustee's own negligence, lack of good faith or willful misconduct, the Trustee shall not be liable for incorrect fair market value of Assets caused by the use of inaccurate or erroneous prices provided by such pricing services or sources. If the price is not available as set forth above, the Trustee can obtain the price by retaining, at the expense of the Grantor and pursuant to the written


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recommendation of the Grantor's investment manager, a major independent securities valuation firm to appraise the value of such Assets. If the Grantor or the Beneficiary disputes the fair market value of the Assets in the Security Trust Account as set forth in the Valuation Report, then within ten (10) Business Days following receipt of the Valuation Report, the Grantor or the Beneficiary, as the case may be, will notify the other party of its dispute regarding the valuation (the "Valuation Dispute Notice"). The Valuation Dispute Notice shall contain sufficient information to support the disputing party's valuation. The Trustee shall not be a party to any dispute between the Grantor and Beneficiary relating to the valuation of Assets set forth in the Valuation Report, but shall be provided with a copy of any Valuation Dispute Notice delivered by the Grantor or Beneficiary under this provision. The non-disputing party has five (5) Business Days from the receipt of the Valuation Dispute Notice to agree with the disputing party's valuation or provide its own reasonable valuation of the specific Assets in dispute (the "Asset Response"). During no more than four (4) Business Days after the Asset Response, the parties to the dispute will continue to work to resolve the disagreement, failing which they shall disclose to each other their final and last best proposal ("Proposal" as hereinafter defined) no later than the end of such four (4) Business Day period. For purposes hereof, a "Proposal" of a party to the dispute shall consist of the valuation correction and related information supporting the valuation correction. If no resolution of disagreements is reached on or prior to the Business Day following such four (4) Business Days, the parties to the dispute will on such next following Business Day submit their final and last best Proposal (previously disclosed to the other party as provided above) to arbitration by a major independent securities valuation firm, the identity of which shall be mutually agreed, and the parties to the dispute will abide by the result of such arbitration, which arbitration process shall require the arbitrator to select one of the two final and last best Proposals and to render its opinion regarding the reasonableness of the parties' actions for purposes of the next sentence. The cost of such arbitration shall be borne by the party who delivered the Valuation Dispute Notice if it rejects a reasonable Asset Response and otherwise the cost shall be shared equally by the Beneficiary and Grantor. To the extent feasible, and at the joint written direction of the Grantor and the Beneficiary, the Trustee shall adopt the valuation methodology underlying the valuation adopted in arbitration or agreed to by the Beneficiary and the Grantor. Pending resolution of any dispute with respect to valuation of Assets, the Grantor and Beneficiary will continue to follow the requirements of this Agreement based on the Trustee's Valuation Report as submitted. Upon resolution of any dispute regarding the valuation, the Trustee will take the action hereunder that it would otherwise have been required to take, if any.

          (e) All Assets held within the Trust Account shall consist only of cash and Eligible Assets and shall be invested in accordance with the investment guidelines attached hereto at Exhibit A (the "Investment Guidelines").

          (f) The Grantor hereby grants to the Trustee, as agent of and as secured party for the exclusive benefit of the Beneficiary, a security interest in the


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Grantor's right, title and interest in and to the Reserve Trust Account and the
Assets, including without limitation any residual interest therein. The Trustee, as entitlement holder for the benefit of the Beneficiary of all rights associated with the Assets and the Reserve Trust Account, shall have control of the Assets and the Reserve Trust Account for the purpose of perfecting the interest granted hereby and shall issue entitlement orders to the Securities Intermediary as instructed by the Grantor and the Beneficiary in accordance with the terms of this Agreement. The Grantor hereby authorizes the Beneficiary to file or to instruct the Trustee to file UCC - 1 Financing Statements with respect to the Reserve Trust Account and the Assets for which such a financing statement is appropriate, and hereby appoints the Beneficiary as attorney-in-fact for the purpose of signing Grantor's name on any such financing statements. The Trustee shall at the written direction of the Beneficiary, file the completed UCC - 1 Financing Statements delivered to the Trustee by the Beneficiary with respect to the Reserve Trust Account and the Assets.

Section 2. Withdrawal of Assets from the Reserve Trust Account.

          The Beneficiary shall have the right, at any time and from time to time, without the consent of, or notice to, the Grantor, to withdraw from the Reserve Trust Account, by providing written notice to the Trustee of such withdrawal (the "Withdrawal Notice") (of which the Trustee promptly shall forward a copy to the Grantor), such amounts as are specified in such Withdrawal Notice. The Withdrawal Notice may designate a third party (the "Designee") to whom amounts specified therein shall be delivered. The Beneficiary need present no statement or document in addition to a Withdrawal Notice in order to withdraw any Assets; nor is such right of withdrawal or any other provision of this Agreement subject to any conditions or qualifications.


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Section 3. Procedure for Withdrawals of Assets; Certain Covenants.

          (a) Following receipt of a Withdrawal Notice and in accordance with
Section 2, the Trustee shall promptly take any and all steps necessary to transfer, absolutely and unequivocally, all right, title and interest to the Assets or amounts specified in such Withdrawal Notice and shall deliver such Assets or amounts as specified in such Withdrawal Notice. The Trustee shall be protected in relying conclusively upon any written demand, instruction, direction, acknowledgment, statement, notice, resolution, request, consent, order, certificate, report, appraisal, opinion, telegram, cablegram, facsimile, radiogram, letter, or other communication (collectively, "Communications") of the Beneficiary for any such withdrawal that on its face conforms to requirements of this Agreement. The Beneficiary shall execute a receipt evidencing the delivery of Assets or amounts when required in the normal and customary transaction of the business of banking.

          (b) Subject to Sections 4 and 10 of this Agreement, in the absence of a Withdrawal Notice, the Trustee shall allow no substitutions or withdrawals of any Asset from the Reserve Trust Account.

          (c) Subject to the terms of this Agreement, at the time any amount becomes payable or Asset becomes transferable by the Trustee from the Reserve Trust Account, such payment or transfer shall be effected in accordance with the written instructions contained in a Withdrawal Notice. If no such instructions from the Beneficiary are received by the Trustee at least one (1) full Business Day prior to the time set for such payment or transfer, such payment or transfer shall be effected as follows: (i) first from any cash in the Reserve Trust Account; (ii) then, from the proceeds of the sale by the Trustee of any or all of the debt obligations in the Reserve Trust Account (commencing with those obligations closest in maturity to the date in question); (iii) then, from any other Assets in the Reserve Trust Account.

Section 4. Redemption, Investment and Substitution of Assets.

          (a) The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption (and provide written notice to the Beneficiary and the Grantor to that effect) and deposit the proceeds of any such payment to the Reserve Trust Account.

          (b) The Trustee and the Beneficiary acknowledge that the Grantor has appointed Asset Allocation and Management (the "Asset Manager") to manage and make investment decisions with regard to the Assets held by the Trustee in the Trust Account. The Grantor has provided written direction to the Trustee with regard to the engagement of the Asset Manager. The Asset Manager shall direct the Trustee to invest such Assets in Eligible Assets in accordance with the Investment Guidelines. From time to time the Asset Manager may direct the Trustee in writing (an "Investment Order") to invest or reinvest, Assets held in the Reserve Trust Account into other Eligible Assets in


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accordance with the Investment Guidelines. All investments and substitutions of
Eligible Assets referred to in this paragraph shall meet the requirements of Eligible Assets and shall remain in compliance with any other applicable insurance laws and the Investment Guidelines. The Trustee shall have no responsibility whatsoever to determine that any Assets in the Reserve Trust Account are or continue to be Eligible Assets. The Trustee shall execute Investment Orders and settle securities transactions by itself or by means of an agent or broker retained by the Asset Manager. The Trustee shall not be responsible for any act, error or omission, or for the solvency, of any investment manager, agent or broker unless such act, error or omission is the result, in whole or in part, of the Trustee's negligence, willful misconduct or lack of good faith. The Trustee shall not be responsible for any Loss (as herein defined) suffered by the Beneficiary or the Grantor due to the insolvency of the investment manager, agent or broker.

          (c) The Trustee shall not be liable for any loss, liability, claim or damage paid or incurred ("Loss") by the Reserve Trust Account from any investment, reinvestment, liquidation or substitution pursuant to the terms of this Agreement other than a Loss due to the Trustee's own negligence, willful misconduct or lack of good faith. Without limiting any other provision herein, the Trustee shall not be liable for any Loss due to changes in market rates or penalties for early redemption or any other fees, taxes or charges.

Section 5. The Income Account.

          All payments of interest and dividends in respect to Assets in the Trust Account shall be deposited by the Trustee in a separate custody ledger income account (the "Income Account") within the Reserve Trust Account established by the Grantor and maintained by the Trustee at an office of the Trustee in New York City. Any interest, dividend or other income automatically credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose. Pursuant to Section 8(a), the Trustee shall have the right to deduct its compensation and expenses from the Income Account, to the extent due and owing. Any amounts contained in the Income Account are part of the Assets of the Reserve Trust Account and, as such, are subject to the terms and conditions of this Agreement with respect to the Assets.

Section 6. Right to Vote Assets.

          The Trustee will transmit to the Grantor and or its designee upon receipt, and will instruct any entities authorized to hold Assets in accordance with the terms hereof to transmit to the Grantor upon receipt, all financial reports, stockholder communications, notices, proxies and proxy soliciting materials received from issuers of Assets, and all information relating to exchange or tender offers received from offerors with respect to such Assets. The Grantor and/or its designee shall have the full unqualified right to vote and execute consents and to exercise any and all proprietary


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rights not inconsistent with this Agreement with respect to any securities or other property forming a part of the Reserve Trust Account.

Section 7. Additional Rights and Duties of the Trustee.

          (a) The Trustee shall, concurrent with delivery of each monthly Valuation Report, deliver a summary of account activity for the month just ended to the Grantor and Beneficiary.

          (b) Before accepting any Asset for deposit to the Reserve Trust Account, the Trustee shall determine that such Asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon written direction by the Beneficiary may, negotiate such Asset without consent or signature from the Grantor or any other Person.

          (c) The Trustee shall notify the Grantor and the Beneficiary, within ten (10) days, of any deposits to or withdrawals from the Reserve Trust Account.

          (d) All Assets shall be safely held by the Trustee in its office in the United States, except that the Trustee may deposit any Assets in the Reserve Trust Account in a book-entry account maintained at a Federal Reserve Bank or in depositories such as The Depository Trust Company (the Federal Reserve Bank and such other depositories being referred to herein as "Depositories"). Assets may be held in the name of a nominee maintained by the Trustee or by any such Depositories.

          (e) The Trustee shall accept and may open all mail directed to the Grantor or the Beneficiary in care of the Trustee. The Trustee shall promptly forward all mail to the addressee whether or not opened.

          (f) The Trustee shall keep full and complete records of the administration of the Reserve Trust Account. Upon the reasonable written request of the Grantor or the Beneficiary, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine, audit, excerpt, transcribe and copy, at their own expense, during the Trustee's normal business hours any books, documents, papers and records relating to the Reserve Trust Account or the Assets.

          (g) The Trustee is authorized to follow and rely conclusively upon all Communications (including, without limitation, Investment Orders, Withdrawal Notices and Termination Notices) given by officers, agents and/or employees named in letters and incumbency certificates furnished to the Trustee from time to time by the Grantor or the Beneficiary and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary (collectively "Instructions"), including Instructions given by letter, facsimile transmission or electronic media, if the Trustee reasonably believes such Instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability to


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anyone resulting from actions taken by the Trustee in reliance in good faith on such Instructions. The Trustee shall not incur any liability in executing Instructions prior to receipt by it of (i) notice of the revocation of the written authority of the individual(s) named therein or (ii) notice from any officer, agent or employee of the Grantor or the Beneficiary named in a letter or incumbency certificate delivered hereunder prior to receipt by it of a more current certificate.

          (h) The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended in accordance with the terms hereof, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall be liable only for its own negligence, willful misconduct or lack of good faith. Subject to the preceding sentence, the Trustee is not liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document contemplated by and given in accordance with this Agreement from the Grantor or the Beneficiary, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, unless the Trustee chose such person without due care, or (iv) for an amount in excess of the value of the Assets, valued as of the most recent Valuation Report.

          (i) No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law.

          (j) The Trustee may confer with counsel of its selection in relation to matters arising under this Agreement and shall, upon demand, be indemnified and held harmless from and against any and all Losses by the Grantor hereunder for any actions taken, omitted or suffered by it in connection with this Agreement or under any transaction contemplated hereby in good faith without gross negligence or willful misconduct and in accordance with opinion of such counsel. The opinion of such law firm shall be full and complete authority and protection for the Trustee with respect to any action taken, omitted or suffered by it in good faith and in accordance with the opinion of such law firm.

          (k) Subject to the requirement of good faith, reasonableness and the lack of negligence or willful misconduct, the Trustee shall be protected in acting upon any Communications (including, without limitation, any Investment Order or Instructions) reasonably believed by the Trustee to be genuine and to have been signed, sent or presented by the proper party or parties. All notices to the Trustee (unless otherwise provided therein) shall be deemed to be effective when actually received by a responsible officer of the Trustee.

          (l) Whenever, in the administration of the Reserve Trust Account created by this Agreement, the Trustee shall reasonably deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action thereunder, subject to the requirement of reasonableness, good faith and lack of


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negligence and willful misconduct, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement or certificate signed by or on behalf of the Grantor and/or the Beneficiary and delivered to the Trustee and such certificate shall be full warrant to the Trustee for any action taken, suffered or omitted by it on reliance thereon, subject to this paragraph, but in its discretion exercised in a reasonable manner, the Trustee may in lieu thereof accept other evidence of the fact or matter or may require such other or additional evidence as it may deem reasonable.

          (m) Except when otherwise expressly provided in this Agreement and subject to the requirement of reasonableness, good faith and lack of negligence or willful misconduct, any Communications (including, without limitation, any Investment Order or Instructions) to be delivered or furnished by the Grantor or the Beneficiary shall be sufficient to be delivered or furnished in the name of the Grantor or the Beneficiary by such officer or officers of the Grantor or the Beneficiary as may be designated in a certificate, resolution or letter of advice by such party. Written notice of such designation by the Grantor shall be filed with the Trustee. The Trustee shall be protected in acting upon any Communications (including, without limitation, any Investment Order or Instruction) made by such officer or agent of the Grantor or the Beneficiary with respect to the authority conferred on it.

          (n) Except as may arise from the Trustee's own negligence or willful misconduct or lack of good faith, the Trustee is not responsible for any Losses resulting from reasons or causes beyond its control, including without limitation, nationalization, expropriation, currency restrictions, acts of war, terrorism, insurrection, revolution, civil unrest, riots or strikes, nuclear fusion or fission or acts of God.

          (o) The Parties acknowledge that nothing in this Agreement shall obligate the Trustee to extend credit, grant financial accommodation or otherwise advance moneys for the purpose of making any payments or part thereof or otherwise carrying out any Instructions, including, without limitation, any Investment Order.

          (p) In the event of any reasonable ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Trustee hereunder, the Trustee may, in its reasonable discretion, refrain from taking any action other than retain possession of the Assets, unless the Trustee receives written instructions, signed by the Grantor and the Beneficiary, which eliminate such ambiguity or uncertainty. In the event of any dispute between or conflicting claims by or among the Grantor and the Beneficiary and/or any other Person with respect to any Assets, the Trustee shall be entitled, in its reasonable discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Assets, other than a Withdrawal Notice, so long as such dispute or conflict shall continue, and the Trustee shall not be or become liable in any way for such failure or refusal to comply with such conflicting claims, demands or instructions. The Trustee shall be entitled to refuse to act until, in its reasonable discretion, either (i) such conflicting or adverse claims or demands shall have


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been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Trustee or (ii) the Trustee shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. The Trustee may, in addition, elect, in its reasonable discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, if necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed an obligation of, the Grantor.

          (q) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided that the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          (r) The Securities Intermediary agrees that it will comply with entitlement orders issued by the Trustee in accordance with the terms of this Agreement, and that such compliance is not subject to any conditions, qualifications or further consents. The Securities Intermediary will not comply with entitlement orders issued by any other Person.

          (s) The Securities Intermediary hereby waives any right of counterclaim, banker's lien, liens or perfection rights as securities intermediary with respect to the Assets, the proceeds thereof and the Reserve Trust Account.

Section 8. The Trustee's Compensation, Expenses and Indemnification.

          (a) The Grantor, upon receipt of an invoice from the Trustee to the Grantor and without offset to the Beneficiary's interest, (i) shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at rates determined by the Trustee from time to time and communicated in writing to the Grantor and (ii) shall pay or reimburse the Trustee for all of the Trustee's expenses and disbursements in connection with its duties under this Agreement (including reasonable attorneys' fees and expenses and reasonable accounting and consulting fees and expenses), except any such expense or disbursement as may arise from the Trustee's negligence, willful misconduct or lack of good faith. The Trustee shall be entitled to deduct its compensation and expenses solely from payments of dividends and interest in respect of the Assets held in the Income Account as provided in Section 5 of this Agreement.

          (b) The Grantor hereby indemnifies the Trustee for, and holds it harmless against, any Losses (including reasonable attorneys' fees and expenses and reasonable consulting and accountants' fees and expenses) incurred or paid (other than as a result of the Trustee's gross negligence, willful misconduct or lack of good faith), arising out of or in connection with the performance of its duties and obligations under


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this Agreement, including without limitation any Loss arising out of or in connection with the status of the Trustee in connection with the performance of its duties and any nominee as the holder of record of any of all of the Assets. The Grantor hereby acknowledges that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Agreement.

          (c) No Assets shall be withdrawn from the Reserve Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee except as set forth in Section 5.

          (d) The Trustee hereby waives any and all rights of offset, counterclaim and recoupment against the Beneficiary and Reserve Trust Account, and waives any lien (statutory or otherwise) that it may assert against the Reserve Trust Account.

Section 9. Resignation of the Trustee.

          (a) The Trustee may resign at any time by giving not less than ninety
(90) days' written notice thereof to the Beneficiary and to the Grantor, such resignation to become effective on the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all Assets in the Reserve Trust Account in accordance with paragraph (b) of this Section 9. The Grantor and the Beneficiary jointly also may remove the Trustee at any time, without assigning any reason therefor, on fifteen (15) days' prior written notice thereof to the Trustee.

          (b) Upon receipt of the Trustee's notice of resignation or notice to the trustee of removal, the Grantor and the Beneficiary shall promptly appoint a successor trustee. Any successor trustee shall be a bank that is a member of the Federal Reserve System or chartered in the State of New York and shall not be a parent, a subsidiary or an affiliate of the Grantor or any Beneficiary. If a successor Trustee has not accepted such appointment within thirty (30) days after the notice of resignation or removal, the Trustee may, in its sole discretion, apply at the expense of the Grantor to a court of competent jurisdiction for the appointment of a successor Trustee or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee in connection with such proceeding shall be paid by, and be deemed an obligation of, the Grantor. Upon the acceptance of the appointment as trustee hereunder by a successor trustee, such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for a Trustee.

Section 10. Termination of the Reserve Trust Account.

          (a) The Reserve Trust Account and this Agreement, except for the indemnities provided herein, which shall survive termination, may be terminated, other than pursuant to an order of a court having jurisdiction, only after (i) the Grantor has given the Trustee written notice of its intention to terminate the Reserve Trust Account (the "Notice of Intention"), and (ii) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph
(b) of this Section 10. The Notice of Intention shall specify the date on which the Grantor intends the Reserve Trust Account to terminate (the "Proposed Date").

          (b) Within ten (10) Business Days following receipt by the Trustee of the Notice of Intention, the Trustee shall give written notice (the "Termination Notice") to the Beneficiary and the Grantor of the date (the "Termination Date") on which the Reserve Trust Account shall terminate. The Termination Date shall be (a) the Proposed Date (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is at least thirty (30) days but no more than forty-five (45) days subsequent to the date the Termination Notice is given, (b) thirty (30) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is less than thirty (30) days subsequent to the date the Termination Notice is given; or (c) forty-five (45) days subsequent to the date the Termination Notice is given (or if not a Business Day, the next Business Day thereafter), if the Proposed Date is more than forty-five (45) days subsequent to the date the Termination Notice is given.

          (c) On the Termination Date, after satisfaction of any outstanding Withdrawal Notices, or deduction of amounts required to satisfy any outstanding disputed Withdrawal Notice, and upon receipt of written certification of the Beneficiary that no Obligations of the Grantor remain unsatisfied, the Trustee shall transfer any Assets remaining in the Reserve Trust Account to the Grantor, at which time all duties and obligations of the Trustee with respect to such Assets shall cease.

Section 11. Definitions.

          Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement):

          The term "Agreement" shall have the meaning specified in the Preamble.

          The term "Assets" shall have the meaning specified in Section 1(b).

          The term "Beneficiary" shall have the meaning specified in the Preamble.

          The term "Withdrawal Notice" shall have the meaning specified in
Section 2(a).

          The term "Business Day" shall mean any day on which the offices of the Trustee in New York are open for business and shall refer to a full business day.

          The term "Communications" shall have the meaning specified in Section 3(a).

          The term "Depositories" shall have the meaning specified in Section 7(d).

          The term "Designee" shall have the meaning specified in Section 2.

          The term "Eligible Assets" shall mean assets deposited in the trust account, valued according to their current fair market value and consisting only of cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender), and investments that comply with the requirements specified by the Investment Guidelines issued by an institution that is not the parent, subsidiary or affiliate of either the Grantor or the Beneficiary.

          The term "Grantor" shall have the meaning set forth in the Preamble.

          The term "Income Account" shall have the meaning specified in Section
5.

          The term "Instructions" shall have the meaning specified in Section 7(g).

          The term "Investment Guidelines" shall have the meaning specified in
Section 1(e).

          The term "Investment Order" shall have the meaning specified in
Section 4(b).

          The term "Loss" shall have the meaning specified in Section 4(c).

          The term "Notice of Intention" shall have the meaning specified in
Section 10(a).

          The term "Person" shall mean and include an individual, a corporation, a limited liability company, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

          The term "Proposed Date" shall have the meaning specified in Section 10(a).

          The term "Reserve Trust Account" shall mean the account established pursuant to this Agreement by the Grantor with the Trustee as Account No. 327694.

          The term "Securities Intermediary" shall mean The Bank of New York.

          The term "Termination Date" shall have the meaning specified in
Section 10(b).

          The term "Termination Notice" shall have the meaning specified in
Section 10(b).

          The term "Trustee" shall mean The Bank of New York.

          The term "UCC" shall mean the New York Uniform Commercial Code.

          The term "Valuation Report" shall have the meaning specified in
Section 1(d).

          The term "Withdrawal Notice" shall have the meaning specified in
Section 2.

Section 12. Governing Law.

          This Agreement and the Reserve Trust Account shall be governed by and construed in accordance with the internal laws of the State of New York; provided that perfection issues with respect to Article 9 of the UCC may give effect to applicable choice or conflict of law rules set forth in Article 9 of the UCC.

Section 13. Successors and Assigns.

          No party may assign this Agreement or any of its obligations hereunder without the prior written consent of the other parties; provided, however, that this Agreement shall inure to the benefit of and bind those who, by operation of law, become successors to the parties, including, without limitation, any liquidator, rehabilitator, receiver or conservator and any successor, merged or consolidated entity; and provided, further, that, in the case of the Trustee, the successor trustee is eligible to be a trustee under the terms hereof.

Section 14. Severability.

          In the event that any provision of this Agreement shall be declared invalid or unenforceable by a court having jurisdiction, such invalidity or unenforceability shall not effect the validity or enforceability of the remaining portions of this Agreement.

Section 15. Entire Agreement.

          This Agreement constitutes the entire agreement among the parties, and there are no understandings or agreements, conditions or qualifications regarding the rights and obligations of the Trustee which are not fully expressed in this Agreement.

Section 16. Amendments.

          This Agreement may be modified or otherwise amended, and the observance of any term of this Agreement may be waived, only if such modification, amendment or waiver is in writing and signed by all of the parties.

Section 17. Notices, etc.

          Unless otherwise provided in this Agreement, all Communications (including, without limitation, any Investment Orders or Instructions) required or permitted to be given or made under the terms hereof shall be in writing and shall be deemed to have been duly given or made (a) (i) when delivered personally, (ii) when made or given by telecopy, or (iii) in the case of International Priority Mail (Federal Express), upon the expiration of three days after any Communication shall have been deposited in International Priority Mail (Federal Express) for transmission or upon receipt thereof, whichever shall first occur and (b) when addressed as follows:

               To the Grantor:
                      Scottish Re Life (Bermuda) Limited
                      Crown House, Third Floor
                      4 Par-la-Ville Road
                      Hamilton, HM 12
                      BERMUDA
                      Attention: Paul Goldean

               with a copy to:
                      Scottish Re Group Limited
                      Crown House, Third Floor
                      4 Par-la-Ville Road
                      Hamilton, HM 12
                      BERMUDA
                      Attention: Paul Goldean

               and a copy to:
                      LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                      125 West 55th Street
                      New York, NY  10005
                      Attention:  Stephen G. Rooney

               To the Beneficiary:
                      Security Life of Denver International Limited
                      Attention: Mark Tullis
                      c/o ING North America Insurance Corporation
                      5780 Powers Ferry Road NW
                      Atlanta, GA 30327
               with a copy to:
                      B. Scott Burton
                      Corporate General Counsel
                      ING North America Insurance Corporation
                      5780 Powers Ferry Road NW
                      Atlanta, GA 30327

               and
                      David A. Massey, Esq.
                      Sutherland Asbill & Brennan LLP
                      1275 Pennsylvania Ave., NW
                      Washington, DC 20004-2415

               If to the Trustee:
                      The Bank of New York
                      101 Barclay Street, Floor 21 West
                      New York, NY 10286
                      Attn:  Insurance Trust and Escrow Unit

               If to the Securities Intermediary:
                      The Bank of New York
                      101 Barclay Street, Floor 21 West
                      New York, NY 10286
                      Attn:  Insurance Trust and Escrow Unit



Each party may from time to time designate a different address for Communications (including, without limitation, Investment Orders) by giving written notice of such change to the other parties. All Communications relating to the Beneficiary's approval of the Grantor's authorization to substitute Assets and to the termination of the Reserve Trust Account shall be in writing.

Section 18. Headings.

          The headings of the sections and the Table of Contents have been inserted for convenience of reference only, and shall not be deemed to constitute a part of this Agreement.

Section 19. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but such counterparts together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       SCOTTISH RE LIFE (BERMUDA) LIMITED


                                       By:  /s/ Elizabeth Murphy
                                            ----------------------------------
                                            Name: Elizabeth Murphy
                                            Title: CFO


                                       SECURITY LIFE OF DENVER
                                       INTERNATIONAL LIMITED


                                       By:   /s/ David Pendergrass
                                            ----------------------------------
                                            Name: David Pendergrass
                                            Title: Vice President


                                       THE BANK OF NEW YORK, AS SECURED
                                       PARTY AND TRUSTEE


                                       By:   /s/ Robert W. Rich
                                            ----------------------------------
                                            Name: Robert W. Rich
                                            Title: Vice President


                                       THE BANK OF NEW YORK, AS
                                       SECURITIES INTERMEDIARY


                                       By:   /s/ Robert W. Rich
                                            ----------------------------------
                                            Name: Robert W. Rich
                                            Title: Vice President